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Exhibit 10.16

[CASCADE NATURAL GAS LOGO]	PURCHASE AUTHORIZATION
	Date:	4/25/01 2:00 p.m.

Sempra — Damon Suter
	("Seller")	Fax: (714) 430-9210
Cascade Natural Gas Corporation ("Buyer")

By this Purchase Authorization and subject to the additional terms and conditions contained in the base Gas Purchase Agreement between Buyer and Seller, Buyer agrees to purchase and receive natural gas on a firm basis under the following terms and conditions:

1. Buyer:	Cascade Natural Gas Corporation
2. Seller:	Sempra — Damon Suter Phone: (714) 241-1500
3. Price:	[**]
4. Daily Contract Quantity:	As per Attached Schedule
5. Period of Delivery:	October 1, 2001 through September 30, 2004
6. Pipeline Transporter:	WGPW
7. Delivery Point:	Sumas and Rockies (South of Green River)
8. Load Factor	100%
9. Special Terms

The above terms and conditions set out the verbal agreement reached between Buyer and Seller. Please return a signed copy of this Purchase Authorization, by Fax at (206) 624-7215, within twenty-four hours of receipt. An executed copy of this Purchase Authorization verifies your acceptance of the terms and conditions of this Purchase Authorization and the underlying Gas Purchase Agreement between Buyer and Seller.

If you have questions or concerns regarding this Purchase Authorization, please contact Cascade's Director, Gas Supply at (206) 381-6829. Any dispute of these terms must be directed to Director, Gas Supply at FAX # (206) 624-7215 within twenty-four hours of receipt.

AGREED TO AND ACCEPTED:	AGREED TO AND ACCEPTED:

For: Cascade Natural Gas Corporation
("Buyer")	For:

("Seller")

[**] = Confidential information

SEMPRA Energy
58 Commerce Road, Stamford, CT 06902. Main Phone: (203) 355-5000. Main Fax: (203) 355-5001

26-Apr-01

To:	CASCADE NATURAL GAS CORP.
Attn:	Natural Gas Confirmation Dept.
Re:	SEMPRA Contract Number 9192580

We are pleased to confirm the agreement of April 25, 2001 between SEMPRA ENERGY TRADING CORP. ["SEMPRA"] and CASCADE NATURAL GAS CORP. ["Counterpart"] subject to the terms and conditions of The Natural Gas Purchase and Sale Agreement ["Master Agreement"] and any Margin Agreement, between SEMPRA AND Counterpart.

1.  Buyer: Counterpart

2.  Seller: SEMPRA

3.  Type Of Transaction: Firm

4.  Contract Quantity:
Part One:
[A] 10,000 MMBTU PER DAY
[B] 5,000 MMBTU PER DAY
[C] 10,000 MMBTU PER DAY
[D] 5,000 MMBTU PER DAY
[E] 10,000 MMBTU PER DAY
[F] 5,000 MMBTU PER DAY

Part Two:

[A] 10,000 MMBTU PER DAY
[B] 15,000 MMBTU PER DAY
[C] 10,000 MMBTU PER DAY
[D] 5,000 MMBTU PER DAY
[E] 10,000 MMBTU PER DAY
[F] 15,000 MMBTU PER DAY
[G] 10,000 MMBTU PER DAY
[H] 5,000 MMBTU PER DAY
[I] 10,000 MMBTU PER DAY
[J] 15,000 MMBTU PER DAY
[K] 10,000 MMBTU PER DAY
[L] 5,000 MMBTU PER DAY

5.  Delivery Period:
Part One:
[A] October 1, 2001 through and including April 30, 2002
[B] May 1, 2002 through and including September 30, 2002
[C] October 1, 2002 through and including April 30, 2003
[D] May 1, 2003 through and including September 30, 2003
[E] October 1, 2003 through and including April 30, 2004
[F] May 1, 2004 through and including September 30, 2004

Part Two:
[A] October 1, 2001 through and including October 31, 2001
[B] November 1, 2001 through and including March 31, 2002
[C] April 1, 2002 through and including April 30, 2002
[D] May 1, 2002 through and including September 30, 2002
[E] October 1, 2002 through and including October 31, 2002

[F] November 1, 2002 through and including March 31, 2003
[G] April 1, 2003 through and including April 30, 2003
[H] May 1, 2003 through and including September 30, 2003
[I] October 1, 2003 through and including October 31, 2003
[J] November 1, 2003 through and including March 31, 2004
[K] April 1, 2004 through and including April 30, 2004
[L] May 1, 2004 through and including September 30, 2004

6.  Delivery Point:
Part One: NORTHWEST PIPELINE CORP., MAINLINE [SOUTH OF GREEN RIVER]
Part Two: SUMAS

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  Exhibit 10.16